                                                                   EXHIBIT 10.11

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

        This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of November 12, 2003 (this "Amendment"), is entered into among AFS FUNDING CORP. ("AFS Funding"), AFS SENSUB CORP. ("SenSub"; together with AFS Funding, each a "Borrower" and collectively, the "Borrowers"), AMERICREDIT CORP. ("ACC"), AMERICREDIT FINANCIAL SERVICES, INC. ("ACFS"; together with ACC, each a "Contingent Obligor" and collectively, the "Contingent Obligors"), the LENDERS from time to time parties to the Credit Agreement referred to below, DEUTSCHE BANK AG, a German banking corporation acting through its New York Branch ("DBNY"), as an agent, and the other AGENTS for the Lender Groups from time to time parties to the Credit Agreement, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender Collateral Agent and as Administrative Agent.

                                    RECITALS

        1. The Borrowers, the Contingent Obligors, the Lenders, the Agents, the Lender Collateral Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 15, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

        2. The parties hereto desire to amend the Credit Agreement as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as therein.

        2. Amendments. (a) The Credit Agreement is hereby amended by deleting the definition of "Commitment Expiration Date" from Appendix A and substituting, in lieu thereof, the following:

                "Commitment Expiration Date": With respect to a Committed Lender, May 10, 2004, as such date may be extended by such Committed Lender from time to time pursuant to Section 2.09.

(b) The Credit Agreement is hereby further amended by changing the Commitment Amount of each Committed Lender to the amount set forth opposite the name of such Committed Lender on Schedule I hereto.

        3. Terminating Lenders. The parties hereto agree that, effective as of the date hereof, each Lender listed on the signature pages hereof as a "Terminating Lender" shall cease to be a party to the Credit Agreement. Such "Terminating Lenders" have executed this Amendment for the sole purpose of evidencing such terminations. Each such "Terminating Lender" acknowledges that, as of the date hereof, that Note issued by the Borrowers to such

Lender pursuant to the Credit Agreement has been cancelled and is of no further force or effect and that the original copy of such note shall be delivered to the Borrowers.

        4. Effect of Amendment. Except as expressly amended, waived and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit Agreement to "this Agreement", "hereof", "herein" or words of similar effect referring to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as expressly set forth herein.

        5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and by Lenders representing the Required Lenders.

        6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Credit Agreement or any provision hereof or thereof.

        9. Representations and Warranties. Each of the Borrowers and the Contingent Obligors, as applicable, represents and warrants that (i) all of its representations and warranties set forth in the Credit Agreement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Event of Early Termination or Event of Default has occurred and is continuing.

                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                    AFS FUNDING CORP.

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    AFS SENSUB CORP.

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    AMERICREDIT CORP.

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    AMERICREDIT FINANCIAL SERVICES, INC.

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, not in its individual capacity but solely as Administrative Agent

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS, not in its individual capacity but solely as Lender Collateral Agent

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    TAHOE LENDER GROUP
                                    DEUTSCHE BANK AG, NEW YORK BRANCH,
                                     as Agent

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    TAHOE FUNDING CORP.

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    DEUTSCHE BANK AG, NEW YORK BRANCH,

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     as a Terminating Lender

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    JPMORGAN CHASE BANK,
                                     as a Terminating Lender

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    BARCLAYS BANK PLC,
                                     as a Terminating Lender

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS
                                    BRANCH,
                                     as a Terminating Lender

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE I

                               Commitment Amounts

        Committed Lender                     Commitment Amount

        Deutsche Bank AG, New York Branch    $1,000,000